UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

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AFBA 5STAR FUNDS
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AFBA 5STAR FUNDS
909 North Washington Street
Alexandria, Virginia 22314

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders to be held in Alexandria, Virginia on November 17, 2009. They discuss the proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the AFBA 5Star Funds. If you complete and sign the proxy, we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board of Trustees’ recommendations.

We urge you to review the proposal in the proxy statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. We welcome your comments. If you have any questions, call toll-free (866) 745-0265.

October 9, 2009 Dear AFBA 5Star Funds Shareholders:

I am writing to request that you consider, and vote on, a matter relating to your investment in the AFBA 5Star Science & Technology Fund (the “Fund”). This matter will be considered at a Special Meeting of Shareholders of the Fund, which has been scheduled for November 17, 2009.

The purpose of the meeting is for shareholders of the Fund to approve a new sub-advisory agreement between the Fund’s investment adviser, AFBA Investment Management Company (the “Adviser”) and Scout Investment Advisors, Inc. (“Scout”) under which Scout will serve as the sub-adviser of the Fund, replacing TrendStar Advisors, LLC (“TrendStar”). The new sub-advisory agreement is necessary because TrendStar Advisors, LLC (“TrendStar”) has sold its investment advisory business to Scout, a subsidiary of UMB Financial Corporation. The TrendStar portfolio managers, Thomas Laming and James McBride, who managed the Fund’s portfolio, have joined Scout and are continuing to manage the Fund’s portfolio according to its current investment objective and strategies under an interim sub-advisory agreement that has been approved by the Board of Trustees of AFBA 5Star Funds. The proposed new sub-advisory agreement will replace the current interim agreement.

As described in more detail in the enclosed Proxy Statement, the Board of Trustees of AFBA 5Star Funds considered many factors in reaching its decision to approve a new sub-advisory agreement with Scout for the Fund. There will be no increase in the sub-advisory fees paid by the Adviser on behalf of the Fund if the proposal is approved by the Fund’s shareholders and Fund shareholders will not bear any of the expenses associated with this proxy solicitation.

The Board has reviewed and approved the new sub-advisory agreement for the Fund and believes it is in the best interests of the Fund’s shareholders to approve the new sub-advisory agreement. Accordingly, the Board recommends that shareholders of the Fund vote in favor of the sub-advisory agreement. Whether or not you plan to attend the Meeting, please promptly sign and return the enclosed proxy card.

Please call our proxy solicitor, the Altman Group, at (866) 745-0265, if you have any questions. Your vote is important to the Fund, no matter how many shares you own. Thank you in advance for considering this proposal and for promptly returning your proxy card.

Sincerely, /s/Robert E. Morrison, Jr. Robert E. Morrison, Jr. President

QUESTIONS AND ANSWERS YOUR VOTE IS VERY IMPORTANT

WHO IS ASKING FOR MY VOTE?

The Board of Trustees of AFBA 5Star Funds (the “Trust”), on behalf of the AFBA 5Star Science & Technology Fund (the “Fund”), a series of the Trust, is asking for your vote at the shareholder meeting scheduled for November 17, 2009 (the “Meeting”).

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

Shareholders are being asked to approve the following proposal:

Proposal 1:

To Approve a New Sub-advisory Agreement Between AFBA Investment Management Company (the “Adviser”) and Scout Investment Advisors, Inc. (“Scout”) with respect to the AFBA 5Star Science & Technology Fund under which Scout would serve as the Fund’s sub-adviser.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees recommend that you vote FOR the proposal.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record of the Fund at the close of business on September 9, 2009 are entitled to vote at the Meeting. Each share of record is entitled to one vote and each fractional share of record is entitled to the corresponding fractional vote on each matter presented at the Meeting. The Notice of Meeting, the Proxy card, and the Proxy Statement were mailed to shareholders of record on or about October 14, 2009.

I AM A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

Your vote makes a difference. If numerous shareholders like you fail to vote, the Fund may not receive enough votes to go forward with its Meeting. If this happens, we will need to solicit votes again.

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HOW CAN I VOTE?

You can vote your shares in any of the following ways:

  By mail, using the enclosed proxy card.
  In person at the Meeting.
  By toll-free telephone.
  Through the Internet.

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Trust; (2) forwarding a later-dated proxy card that is received by the Trust at or prior to the Meeting; or (3) attending the Meeting and voting in person.

WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE PROPOSAL?

The proposal is discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call Altman.

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AFBA 5STAR FUNDS 909 North Washington Street Alexandria, Virginia 22314 _____________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 17, 2009

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the shareholders of the AFBA 5Star Science & Technology Fund (the “Fund”), a series of AFBA 5Star Funds (the “Trust”), will be held at 909 N. Washington Street, Alexandria, Virginia at 10:00 a.m. (Eastern Time) on November 17, 2009.

During the Meeting, shareholders will vote on the following proposal (the “Proposal”):

Proposal 1:

To Approve a New Sub-advisory Agreement Between AFBA Investment Management Company (the “Adviser”) and Scout Investment Advisors, Inc. (“Scout”) with respect to the AFBA 5Star Science & Technology Fund under which Scout would serve as the Fund’s sub-adviser.

The attached Proxy Statement provides additional information about the Proposal. Shareholders of record of the Fund as of the close of business on September 9, 2009 are entitled to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or at any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees /s/Andrew J. Welle Andrew J. Welle Secretary

Alexandria, Virginia October 9, 2009

PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED
ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 17, 2009. The Fund’s Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at http://www.proxyonline.com/docs/AFBA5STARScienceandTechnology.pdf.

AFBA 5STAR FUNDS 909 North Washington Street Alexandria, Virginia 22314 _____________________________ PROXY STATEMENT _____________________________

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 17, 2009

This Proxy Statement is being furnished by the Board of Trustees (the “Board”) of AFBA 5Star Funds (the “Trust”) on behalf of the AFBA 5Star Science & Technology Fund (the “Fund”), a series of the Trust, in connection with the solicitation of proxies for use at the Special Meeting of Shareholders to be held at the Trust’s principal executive offices, 909 North Washington Street, Alexandria, Virginia 22314 at 10:00 a.m. Eastern Time on November 17, 2009 and at any and all adjournment(s) or postponement(s) thereof (the “Meeting”).

This Proxy Statement, the Notice of the Special Meeting of Shareholders, and Proxy Card were first mailed to shareholders of record on or about October 14, 2009, or as soon as practicable thereafter. This Proxy Statement sets forth the information that shareholders should know in order to evaluate the following proposal (the “Proposal”):

Proposal 1:

To Approve a New Sub-advisory Agreement Between AFBA Investment Management Company (the “Adviser”) and Scout Investment Advisors, Inc. (“Scout”) with respect to the AFBA 5Star Science & Technology Fund under which Scout would serve as the Fund’s sub-adviser.

Shareholders of record of the Fund at the close of business on September 9, 2009 (the “Record Date”) are entitled to be present and to vote at the Meeting. Each share of record on the Record Date is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter relating to the Fund presented at the Meeting.

This Proxy Statement should be kept for future reference. The Fund’s most recent annual shareholder report, including financial statements, for the fiscal year ended March 31, 2009 is available on the Internet at www.afba.com and has been previously mailed to shareholders. If you would like to receive additional copies of the annual shareholder report free of charge, or copies of any subsequent shareholder report, please contact the AFBA 5Star Funds by writing to the address set forth on the first page of this Proxy Statement or by calling (888) 578-2733. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS
THAT SHAREHOLDERS VOTE FOR THE PROPOSAL

INTRODUCTION

The proposal to approve a new sub-advisory agreement with Scout for the Fund is required because TrendStar Advisors, LLC (“TrendStar”), which served as the sub-adviser to the Fund’s portfolio until

July 1, 2009, has sold its mutual fund advisory business to Scout (the “Transaction”). Scout is a subsidiary of UMB Financial Corporation which is headquartered in Kansas City, Missouri. In connection with the Transaction, the TrendStar principals and portfolio managers, Thomas Laming and James McBride, joined Scout.

As a result of the Transaction, the current sub-advisory agreement between the Adviser and TrendStar relating to the Fund was terminated. Before the Transaction was completed, the Adviser recommended, and, at an in-person meeting, the Board, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), approved the appointment of Scout as sub-adviser to the Fund pursuant to an interim sub-advisory agreement between the Adviser and Scout (the “Interim Agreement”). At that same in-person meeting, the Board, including a majority of the Independent Trustees, also approved a proposed sub-advisory agreement between the Adviser and Scout for the Fund (the “Sub-advisory Agreement”). In addition, the Board approved the submission of the Sub-advisory Agreement to the Fund’s shareholders for approval. Effective July 1, 2009, Messrs. Laming and McBride, as portfolio managers for Scout, began managing the Fund’s assets pursuant to the Interim Agreement. At the Meeting, shareholders of the Fund will be asked to approve the Sub-advisory Agreement. The Adviser does not believe the Transaction will result in any unfair burden on Fund shareholders in connection with the proposal to approve the Sub-advisory Agreement because neither Scout nor TrendStar will receive, or are entitled to receive, any compensation, directly or indirectly, from the Fund or its shareholders (other than their sub-advisory fees) or from any person in connection with the purchase or sale of securities or property to, from, or on behalf of the Fund.

If shareholders of the Fund approve the Sub-advisory Agreement, Scout will continue to serve as the Fund’s sub-adviser. This will enable Messrs. Laming and McBride, as portfolio managers, to continue managing the Fund according to the same investment philosophies and strategies currently used by the Fund. As described in more detail below, the Board considered many factors in reaching its decision, including the investment results produced by the TrendStar portfolio managers in the past, the minimal disruption to the portfolio management of the Fund, and the overall capabilities of Scout as an investment adviser and the significant resources available to the TrendStar team within Scout. There will be no increase in the sub-advisory fees paid by the Adviser on behalf of the Fund if the Proposal is approved by the Fund’s shareholders. Further, Fund shareholders will not bear any of the expenses associated with this proxy solicitation.

Proposal 1:	To Approve a New Sub-advisory Agreement Between the Adviser and Scout with respect to the AFBA 5Star Science & Technology Fund under which Scout would serve as the Fund’s sub-adviser.

The investment affairs of the Fund are managed by the Adviser pursuant to the Management Agreement between the Adviser and the Trust (the “Management Agreement”). Prior to the Transaction, TrendStar was the sole sub-adviser to the Fund pursuant to a sub-advisory agreement dated October 26, 2007, as amended March 31, 2008.

The choice of Scout to replace TrendStar as the Fund’s sub-adviser followed TrendStar’s decision to enter into the Transaction with Scout. In deciding to recommend that the Board approve Scout as the sub-adviser to the Fund, the Adviser considered the fact that the TrendStar principals and portfolio managers, Thomas Laming and James McBride, would be joining Scout and would be able to continue to manage the Fund’s portfolio at Scout according to the trend-based strategy developed and used at TrendStar. The Adviser considered the favorable relative performance history of the Fund’s portfolio under the management of the TrendStar portfolio managers. The Adviser noted that, by joining Scout, the TrendStar investment team will gain additional resources and will have access to additional analyst support. In making its final decision, the Adviser conducted due diligence to seek to ensure that Scout is financially sound and otherwise stable; has capable and experienced employees in key positions; has good financial controls; and has a satisfactory compliance program.

PROPOSED SUB-ADVISORY FEES

Pursuant to the Management Agreement, the Adviser receives an annual advisory fee from the Fund of 0.80% based on the Fund’s average daily net assets. The terms of the Management Agreement are not affected by the Proposal. The Fund does not bear any responsibility for the payment of sub-advisory fees because the sub-advisory fees are paid by the Adviser out of the fees it receives under the Management Agreement. Therefore, the approval of the Sub-advisory Agreement with Scout will not affect the overall investment advisory fees payable by the Fund to the Adviser. The annual rate of sub-advisory fees payable to Scout by the Adviser under the Sub-advisory Agreement will be 0.33% of the average daily net assets of the Fund. This fee rate is the same as the fee rate that was received by TrendStar under the prior sub-advisory agreement with TrendStar (the “TrendStar Agreement”).

MATERIAL PROVISIONS OF THE SUB-ADVISORY AGREEMENT

Interim Agreement

Because TrendStar ceased serving as the Fund’s sub-adviser prior to the Meeting at which the Fund’s shareholders will vote on the Sub-advisory Agreement, the Board also approved the Interim Agreement under which Scout was appointed on an interim basis to begin sub-advising the Fund prior to the Meeting. This interim appointment allows for the provision of uninterrupted sub-advisory services to the Fund. The Board’s appointment of Scout as sub-adviser for the Fund under the Interim Agreement became effective on July 1, 2009 (the “Interim Effective Date”).

The Interim Agreement between the Adviser and Scout is substantially the same in form and provisions to the TrendStar Agreement, except for the provisions relating to term, termination and compensation. The Interim Agreement will continue in effect for no greater than 150 days from the Interim Effective Date. The Interim Agreement also provides that it may be terminated as to the Fund: (i) by action of the Board, or pursuant to a vote of a majority of the outstanding voting securities of the Fund, at any time, without payment of a penalty, on written notice to Scout; (ii) by Scout at any time upon 60 days’ written notice to the Adviser and the Trust; and (iii) automatically in the event of its assignment or upon termination of the Management Agreement.

Under the TrendStar Agreement, TrendStar received an annual fee from the Adviser of 0.33% of the average daily net assets of the portion of the Fund’s portfolio that TrendStar managed. For the services provided and the expenses assumed with respect to the Fund pursuant to the Interim Agreement, Scout is similarly entitled to annual fees of 0.33% of the average daily net assets of the portion of the Fund’s portfolio assigned to Scout by the Adviser. Such fees will be held in an interest-bearing escrow account with the Fund’s custodian. If a majority of the Fund’s outstanding voting securities approve the Sub-advisory Agreement by the end of the term of the Interim Agreement, the amount held in the escrow account (including interest earned) for the Fund will be paid to Scout. If a majority of the Fund’s outstanding voting securities do not approve the Sub-advisory Agreement with Scout, Scout shall be paid, out of the Fund’s escrow account, the lesser of: (i) any costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

Sub-advisory Agreement

The fees to be received by Scout for services to be provided to the Fund under the Sub-advisory Agreement are the same as those received by TrendStar pursuant to the TrendStar Agreement. The form of the Sub-advisory Agreement is attached as Exhibit A to this Proxy Statement. Below is a comparison of the material provisions of the TrendStar Agreement and the Sub-advisory Agreement.

Advisory Services. Under the Sub-advisory Agreement, the Adviser will retain Scout as a sub-investment adviser for the Fund, subject to the supervision of the Board of the Trust and the Adviser. The services to be provided to the Fund by Scout under the Sub-advisory Agreement will be substantially the same as those previously provided by TrendStar and currently provided by Scout under the Interim Agreement.

Fees and Expenses Generally. The TrendStar Agreement and the Sub-advisory Agreement provide that the sub-adviser is responsible for expenses incurred in connection with the services provided under the Sub-advisory Agreement, other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of, for the Fund. The Adviser will pay Scout the same sub-advisory fees paid to TrendStar under the TrendStar Agreement.

Compliance Policies and Procedures and Reports. The TrendStar Agreement and the Sub-advisory Agreement require the sub-adviser to provide the Fund’s Chief Compliance Officer with (1) the sub-adviser’s compliance policies and procedures; (2) the sub-adviser’s code of ethics; (3) all material changes to such policies and procedures and code of ethics; (4) reports and certifications regarding the sub-adviser’s compliance with its and the Trust’s compliance policies and procedures and code of ethics; and (5) any material compliance matters that may have occurred, among other things.

Brokerage. The TrendStar Agreement and the Sub-advisory Agreement, subject to the primary objective of obtaining best execution, permit the sub-adviser to place orders for the purchase and sale of portfolio securities and other instruments with broker-dealers who provide brokerage and research services. Subject to such policies and procedures adopted by the Board, the sub-advisers are also permitted to cause the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the sub-adviser had determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction, the sub-adviser’s overall responsibilities with respect to the Fund or the sub-adviser’s other advisory clients for which the sub-adviser exercised investment discretion. The Agreements also provide that the Board may terminate such authorization with respect to the Fund at any time for any reason.

Standard of Care. Under the TrendStar Agreement and the Sub-advisory Agreement, the sub-adviser is obligated to exercise the same degree of skill, care and diligence in performing its services to the Fund as the sub-adviser exercises in performing similar services with respect to other fiduciary accounts for which the sub-adviser has investment responsibilities, and that a prudent manager would exercise under the circumstances.

Limitation of Liability and Indemnification. The TrendStar Agreement and the Sub-advisory Agreement provide that the sub-adviser is not liable for any error of judgment, mistake at law or for any loss suffered by the Adviser of the Trust in connection with any matters to which the Agreement related except that nothing would protect the sub-adviser against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under the Agreement.

The TrendStar Agreement and the Sub-advisory Agreement also contain provisions that require the sub-adviser to indemnify the Adviser, the Trust or the Fund and their respective affiliates and controlling persons for any liability or expenses that may result from the sub-adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard for its duties under the Agreement.

Continuance. If shareholders of the Fund approve the Sub-advisory Agreement, the Sub-advisory Agreement will continue until two years from the date of its execution, unless earlier terminated. The Sub-advisory Agreement may be continued from year to year thereafter by a majority vote of the Board or by a vote of a majority of the Fund’s outstanding voting securities, provided that, in either case, the terms and the renewal have been approved for the Fund by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The TrendStar Agreement contained an identical provision.

Termination. The Sub-advisory Agreement may be terminated, without the payment of a penalty, by the Adviser or by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) at any time. Scout may terminate the Sub-advisory Agreement on 90 days written notice to the Adviser and the Trust, without the payment of a penalty. The Sub-advisory Agreement also provides that it will terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive order issued by the SEC, or No Action Letter provided or pursuant to the 1940 Act, or upon the termination of the Management Agreement. In addition, the Sub-advisory Agreement provides that if there is a change of control of Scout that would act to terminate the Sub-advisory Agreement and if a vote of shareholders to approve continuation of the Sub-advisory Agreement is deemed by counsel to the Trust to be required, Scout is required to assume all reasonable costs associated with soliciting shareholders to approve the continuation of the Sub-advisory Agreement. The TrendStar Agreement contained identical termination provisions.

Other. The Sub-advisory Agreement contains provisions regarding Scout’s compliance with federal securities laws and cooperation with any regulatory or compliance examinations or inspections; notice requirements regarding changes in the investment strategies of the Fund, portfolio manager changes or potential litigation, administrative or investigative proceedings; the providing of certain information to the Trust upon request; and certain representations and warranties of Scout and the Adviser. In addition, the Sub-advisory Agreement contains typical provisions regarding the governing law of the contracts, severability provisions and other provisions to clarify the Sub-advisory Agreement. The TrendStar Agreement also contained these provisions.

GENERAL INFORMATION ABOUT TRENDSTAR AND SCOUT

TrendStar

Prior to the closing of the Transaction, TrendStar was an investment advisory firm registered under the Advisers Act. TrendStar’s headquarters were located at 7300 College Boulevard, Suite 308, Overland Park, KS 66210. As of June 30, 2009, TrendStar had total assets under management of approximately $75 million. TrendStar was owned by Thomas W. Laming, as the principal owner, with James R. McBride and others having smaller ownership interests. TrendStar is not affiliated with the Adviser. For the fiscal period July 16, 2007 to March 31, 2008 and the Fund’s fiscal year ended March 31, 2009, the aggregate sub-advisory fees paid by the Adviser to TrendStar with respect to the Fund were $32,178 and $32,213, respectively. Other than the sub-advisory fees referenced above, the Fund did not make any other payments to TrendStar or any entity affiliated with it.

Scout

Scout is an investment adviser registered under the Advisers Act. Scout is a wholly owned subsidiary of UMB Financial Corporation, and was formed as a federally registered investment adviser for the purpose of managing the UMB Scout Funds. Scout now also manages non-mutual fund client accounts. Scout and UMB Financial Corporation are each located at 1010 Grand Boulevard, Kansas City, Missouri 64106. Scout maintains an experienced portfolio management and investment analysis and research staff. As of June 30, 2009, assets under the management of UMB Financial Corporation and Scout were approximately $10 billion and $6.6 billion, respectively.

Set forth below is a listing of the principal executive officers and directors of Scout. The positions of the principal executive officers and directors of Scout constitute their principal occupations. The business address of each person listed below is the same as Scout’s business address.

Name	Title/Position

Mariner Kemper	Director
Peter deSilva	Director
Michael Hagedorn	Director
Clyde Wendel	Chairman, Director, President and Chief Executive Officer
William Greiner	Director and Chief Investment Officer
Gary DiCenzo	Director
James Moffett	Director and Chief International Strategist
John Pauls	Secretary
Warren Green	Treasurer

Scout currently does not manage other registered investment companies that have investment objectives and strategies similar to that of the Fund.

None of the officers or Trustees of the Trust is an officer, director or shareholder of Scout, nor do any of the officers or Trustees of the Trust have any direct or indirect material interest in Scout.

BOARD CONSIDERATIONS IN DETERMINING TO RECOMMEND SCOUT AS SUB-ADVISER TO THE FUND

Prior to the completion of the Transaction, the Adviser presented its recommendation to the Board and analysis supporting its recommendation. The Adviser provided the Board with information regarding TrendStar’s proposed sale of its mutual fund advisory business to Scout. The Adviser discussed Scout’s investment process, and noted that the TrendStar investment team was joining Scout and was expected to continue managing the Fund’s portfolio using the same trend-based investment philosophy if the Sub-advisory Agreement were approved by the Board and by Fund shareholders.

Because the Transaction was scheduled to be completed on July 1, 2009, the Adviser recommended that Scout begin providing sub-advisory services to the Fund under the Interim Agreement prior to obtaining shareholder approval of the Sub-advisory Agreement, as permitted under the 1940 Act. Following the Adviser’s presentation, the Board, including a majority of the Independent Trustees, approved the Interim Agreement to permit Scout to sub-advise the Fund. In addition, the Adviser recommended, and the Board, including a majority of the Independent Trustees, approved the Sub-advisory Agreement between the Adviser and Scout and the submission of the Sub-advisory Agreement to the Fund’s shareholders for approval.

In determining to approve the Interim Agreement and the Sub-advisory Agreement with Scout for its services to the Fund, the Board received and reviewed a variety of information from the Adviser and Scout, including information relating to: the nature, extent and quality of services to be provided to the Fund by Scout; and the level of the sub-advisory fees that would be paid to Scout for its services to the Fund.

The Board considered the quality of the portfolio management services to be provided to the Fund; the Fund’s experience with TrendStar’s portfolio management team that would be joining Scout; the quality of Scout’s reputation; and the operations and financial strength of Scout. The Trustees took into consideration and were satisfied with the qualifications and expertise of the portfolio management team that would be responsible for the management of the Fund, and noted that the same TrendStar portfolio management team would be responsible for the management of the Fund including Thomas Laming, who was the original portfolio manager for the Fund at its inception. The Board discussed the trend-based investment approach that would be used to manage the Fund’s assets, and noted that this approach had produced positive results for the Fund in the past. The Board discussed the benefits of having the same investment team and philosophy continue to manage the Fund. Based on the totality of the information considered, the Board concluded that Scout had the sufficient resources and experience to provide sub-advisory services to the Fund and that it was satisfied with the nature, extent and quality of the services to be provided by Scout.

The Board then considered the fees payable under the Interim and Sub-advisory Agreements by the Adviser with respect to Scout’s services to the Fund. The Board considered that under the Interim Agreement, Scout’s fee would not exceed 0.33% of the average daily net assets of Fund. The Board then considered that the compensation payable to Scout under the Sub-advisory Agreement is the same as the compensation previously provided to TrendStar under the TrendStar Agreement. With respect to the possibility of realizing economies of scale with respect to the Fund, the Board noted that the fee schedule to be paid by the Adviser to Scout for its services was less than the lowest fee schedule that Scout offered to other equity accounts that it manages requiring like services and management and that the fee is already discounted to less than the lowest breakpoint available.

The Board considered the “fall out” or ancillary benefits that may accrue to the Scout as a result of its relationship with the Fund; such as the research services available to Scout through soft dollar brokerage commissions. The Board noted that there did not appear to be any other significant benefits in this regard. With respect to profitability, the Trustees took into account the Adviser’s on-going monitoring of the appropriateness and competitiveness of the sub-advisory fees and fee structure, as well as the fact that the sub-advisory fee rate charged by Scout is the same as that paid to TrendStar.

After evaluation of the past performance, fee and expense information and the profitability, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by Scout, the Board concluded that the level of fees to be paid to Scout is reasonable.

The Independent Trustees met in executive session with their independent counsel to discuss their fiduciary duties and the relevant factors that they should consider during their evaluation. In voting to approve the Interim Agreement and the Sub-advisory Agreement, the Board considered all relevant factors. The Board did not identify any single factor as being of paramount importance and each Trustee gave varying weights to each factor according to his own judgment. The Trustees determined that they had received adequate information and were able to conclude that the approval of the Interim Agreement and the Sub-advisory Agreement would be in the best interests of the Fund and its shareholders.

THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1 - THE APPROVAL OF A
NEW SUB-ADVISORY AGREEMENT
BETWEEN THE ADVISER AND SCOUT FOR
THE AFBA 5STAR SCIENCE & TECHNOLOGY FUND

ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT ADVISER

AFBA 5Star Investment Management Company (the “Adviser”) serves as the Fund’s investment adviser pursuant to the Management Agreement, which is dated July 31, 2008. For the fiscal year ended March 31, 2009, the advisory fees paid to the Adviser from the Fund were $78,092. However, the Adviser waived receipt of these fees under an expense limitation agreement with the Trust.

Other than the advisory fees referenced above, the Fund did not make any other payments to the Adviser or any entity affiliated with it during the fiscal year ended March 31, 2009.

The address of the Adviser is 909 N. Washington Street, Alexandria, Virginia 22314. The Adviser is a wholly owned subsidiary of 5Star Financial LLC (“5Star Financial”) and, ultimately, a wholly owned subsidiary of the Armed Forces Benefit Association (“AFBA”). The following table summarizes information about the principal executive officer and directors of the Adviser. The address of each person listed below is the same address as the adviser.

Name	Position	Principal Occupation in
Addition to Position at Adviser
General Ralph E. Eberhart,	Chairman of the Board and	President of AFBA and Director
USAF (Ret.)	Director	and Chairman of 5Star Financial,
5Star Life Insurance Company,
and 5Star Bank
Robert E. Morrison, Jr.	President and Director	N/A
Clifford H. Rees, Jr.	Director	Consultant, The Rees Group
Sandra Gregory	Director	N/A
Salvatore R. Faia	Chief Compliance Officer	President of Vigilant
Compliance Services
Michael E. Houchins	Chief Financial Officer and	N/A
Treasurer
Andrew J. Welle	Senior Vice President, Chief	President of AFBA 5Star
	Operating Officer and Secretary	Securities Company

FUND ADMINISTRATOR, DISTRIBUTOR, AND CUSTODIAN

PNC Global Investment Servicing Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (“PNCGIS”), provides various administrative and accounting services to the Fund under an Administration and Accounting Services Agreement with the Trust. PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 acts as distributor of the Fund’s shares. PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19103, acts as custodian of the Fund’s securities and other assets. PNCGIS is affiliated with PFPC Distributors, Inc. and

                                                                                                                8

PFPC Trust Company. Each of these entities is a wholly owned subsidiary of The PNC Financial Services Group, Inc.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Fund’s last audited financial statements and annual report for the fiscal year ended March 31, 2009 are available free of charge. To obtain a copy, please call (888) 578-2733, or forward a written request to 909 North Washington Street, Alexandria, Virginia 22314.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may communicate with the Board by sending communications to the Board of AFBA 5Star Funds c/o Secretary of the Fund, Andrew J. Welle, AFBA 5Star Investment Management Company, 909 N. Washington Street, Alexandria, Virginia 22314.

SHARES OUTSTANDING

The chart below lists the number of shares of each class of the Fund that are outstanding as of the Record Date:

Fund	Number of Shares Outstanding

AFBA 5Star Science & Technology Fund
Advisor Class	200,926.959
Class C	106,560.920
Class I	591,153.848

PRINCIPAL SHAREHOLDERS

For a list of shareholders or entities that, to the best of the Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding shares of each class of the Fund as of the Record Date, please refer to Exhibit B to this Proxy Statement.

In addition, to the knowledge of the Fund’s management, as of the Record Date, no Trustee or principal executive officer of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund or a class of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

CONTROL PERSONS

Persons or organizations beneficially owning 25% or more of the outstanding shares of the Fund may be presumed to “control” the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the shareholders of the Fund. As of the Record Date, AFBA, 909 N. Washington Street, Alexandria, VA 22314 owned of record the following percentages of the outstanding shares of the Science & Technology Fund 55.47%. Accordingly, AFBA is deemed to own a controlling interest in the Fund.

ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

RECORD DATE

Only shareholders of record of the Fund as of the close of business on September 9, 2009 (“Record Date”) will be entitled to notice of, and to vote at, the Meeting. Each share of record of the Fund on the Record Date is entitled to one vote on each matter presented at the Meeting, with proportionate votes for fractional shares.

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board on behalf of the Trust and the Fund to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Fund on or about October 14, 2009.

The cost of soliciting proxies, including costs relating to the preparation of the Proxy Statement, printing, mailing and solicitation, including the fees of a proxy soliciting agent will be borne by the Adviser. The Adviser will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Altman Group, a proxy solicitation firm, has been engaged to solicit proxies in connection with the Meeting. The cost of the proxy solicitation firm is estimated to be $6,500.

The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Adviser involved in the solicitation of proxies. Scout or the Adviser will pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the executive officers and employees of the Fund, the Adviser and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

REVOCATION OF PROXIES

You may revoke your proxy at any time before it is voted on by: (1) sending a written revocation to the Secretary of the Trust; (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Meeting; or (3) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Meeting.

VOTING BY BROKER-DEALERS

The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that stock exchange rules permit the broker-dealers to vote on certain routine items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM

Forty (40) percent of the Fund’s aggregate shares of stock outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists, but will not be counted as votes cast at the Meeting.

ADJOURNMENT

If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the Meeting originally notified.

VOTING REQUIREMENT

Approval of the Proposal by the shareholders of the Fund will require the affirmative vote of a majority of outstanding shares of the Fund, as that term is defined in the 1940 Act. Under the 1940 Act, the vote of a “majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

OTHER MATTERS, SHAREHOLDER PROPOSALS AND DISCRETION OF PERSONS NAMED IN THE PROXY

The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund’s offices at 909 North Washington Street, Alexandria, VA 22314, so they are received within a reasonable time before any such meeting in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Trust’s governing instruments. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

By Order of the Board of Trustees,

/s/Andrew J. Welle Andrew J. Welle Secretary

Dated: October 9, 2009 Alexandria, Virginia

EXHIBITS
Exhibit A:	Form of Proposed Sub-advisory Agreement
Exhibit B:	List of Principal Shareholders of Each Class of the Fund as of the Record Date

EXHIBIT A - FORM OF SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

     THIS AGREEMENT is made as of the [__] day of [________], 2009 by and between AFBA 5Star Investment Management Company, a Virginia corporation (the “Adviser”), and Scout Investment Advisors, Inc., a Missouri corporation (the “Sub-Adviser”).

     WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services; and

     WHEREAS, the Adviser has been retained to act as investment adviser pursuant to an Investment Management Agreement, dated July 31, 2008 (the “Advisory Agreement”), with AFBA 5Star Funds (the “Trust”), a Delaware statutory trust registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which consists of separate series of shares, each having its own investment objectives and policies, and which is authorized to create additional series in the future; and

     WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS, the Adviser desires to retain the Sub-Adviser to assist the Adviser in the provision of a continuous investment program for that portion of one or more of the Trust’s series’ (each a “Fund”) assets which the Adviser will assign to the Sub-Adviser (the “Sub-Adviser Assets”), and the Sub-Adviser is willing to render such services, subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree and promise as follows:

     1. Appointment as Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets for the Fund(s) listed on Exhibit A, subject to the supervision of the Adviser and the Trust’s Board of Trustees, and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such appointment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same degree of skill, care and diligence in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities, and that a prudent manager would exercise under the circumstances.

       2. Duties of the Sub-Adviser.

     (a) Investments. The Sub-Adviser is hereby authorized and directed, and hereby agrees, subject to the stated investment objectives, policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information as currently in effect and as amended from time to time (collectively referred to as the “Prospectus”) and subject to the directions of the Adviser and the Trust’s Board of Trustees, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor such investments on an ongoing basis. In providing these services, the Sub-Adviser will conduct an ongoing program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets. The Adviser agrees to provide the Sub-Adviser information concerning (i) a Fund; (ii) its assets available or to become available for investment; and (iii) the conditions of a Fund’s or the Trust’s affairs as relevant to the Sub-Adviser.

     (b) Compliance with Applicable Laws, Governing Documents and Trust Compliance Procedures. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall, with respect to Sub-Adviser Assets, (i) act in conformity with: (A) the Trust’s Agreement and Declaration of Trust and By-Laws; (B)

the Prospectus; (C) the policies and procedures for compliance by the Trust with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the “Trust Compliance Procedures”); and (D) the instructions and directions received in writing from the Adviser or the Trustees of the Trust; and (ii) conform to and comply with the requirements of the 1940 Act, the Advisers Act, and all other federal laws applicable to registered investment companies’ and Sub-Advisers’ duties under this Agreement. The Adviser will provide the Sub-Adviser with any materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties and obligations under this Agreement.

     The Adviser will provide the Sub-Adviser with reasonable advance notice, in writing, of: (i) any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus; (ii) any change to the Trust’s Agreement and Declaration of Trust or By-Laws; or (iii) any material change in the Trust Compliance Procedures; and the Sub-Adviser, in the performance of its duties and obligations under this Agreement, shall manage the Sub-Adviser Assets consistently with such changes, provided the Sub-Adviser has received such prior notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus and copies of the revised Trust Compliance Procedures, as applicable, reflecting such changes. The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust’s registration statement on Form N-1A, or otherwise as reasonably requested by the Adviser.

     In order to assist the Trust and the Trust’s Chief Compliance Officer (the “Trust CCO”) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Trust CCO: (i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”), as reasonably requested by the Trust CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Trust Compliance Procedures in managing the Sub-Adviser Assets; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Trust Compliance Procedures that related to the Sub-Adviser’s management of the Sub-Adviser Assets.

     (c) Sub-Adviser Compliance Policies and Procedures. The Sub-Adviser shall promptly provide the Trust CCO with copies of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the “Sub-Adviser Compliance Procedures”), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Trust CCO so as to facilitate the Trust CCO’s performance of the Trust CCO’s responsibilities under Rule 38a-1 to review, evaluate and report to the Trust’s Board of Trustees on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Trust CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Sub-Adviser Assets. The Sub-Adviser shall provide to the Trust CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Sub-Adviser Assets, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that affected the Sub-Adviser Assets. At least annually, the Sub-Adviser shall provide a certification to the Trust CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws.

     (d) Voting of Proxies. Unless otherwise instructed by the Adviser or the Trust, the Sub-Adviser shall have the power, discretion and responsibility to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund. The Sub-Adviser shall also provide its Proxy Voting Policy (the “Proxy Policy”), and, if requested by the Adviser, a summary of such Proxy Policy suitable for including in the Prospectus, and will provide the Adviser with any material amendment to the Proxy Policy within a reasonable time after such amendment has taken effect. If both the Sub-Adviser and another person managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security.

     (e) Agent. Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets, provided that, the Sub-Adviser’s actions in executing such documents shall comply with federal regulations, all other federal laws applicable to registered investment companies and the Sub-Adviser’s duties and obligations under this Agreement and the Trust’s governing documents.

     (f) Brokerage. The Sub-Adviser will place orders pursuant to the Sub-Adviser’s investment determinations for a Fund either directly with an issuer or with any broker or dealer selected by the Sub-Adviser, pursuant to this paragraph. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek, on behalf of a Fund, the best overall execution available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund. Such authorization is subject to termination at any time by the Board of Trustees of the Trust for any reason. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers that are affiliated with the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or other sub-Advisers (if applicable) if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms, and provided that the transactions are consistent with the Trust’s Rule 17e-1 and Rule 10f-3 procedures. The Adviser will identify all brokers and dealers affiliated with the Trust, the Adviser, and the Trust’s principal underwriter (and the other Sub-Advisers of the Fund, to the extent such information is necessary for the Sub-Adviser to comply with applicable federal securities laws), other than those whose sole business is the distribution of mutual fund shares, who effect securities transactions for customers. The Adviser shall promptly furnish a written notice to the Sub-Adviser if the information so provided is no longer accurate.

     In connection with its management of the Sub-Adviser Assets and consistent with its fiduciary obligation to the Sub-Adviser Assets and other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be, over time, the most equitable and consistent with its fiduciary obligations to the Sub-Adviser’s Assets and to such other clients.

     (g) Securities Transactions. In no instance will any Fund’s portfolio securities be purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, the Adviser, the Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act, including Rule 17a-7 thereunder.

     The Sub-Adviser acknowledges that the Adviser and the Trust may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other sub-adviser to the Trust with respect to transactions in securities for the Sub-Adviser Assets or any other transactions of Trust assets.

     The Sub-Adviser is authorized to engage in transactions in which the Sub-Adviser, or an affiliate of the Sub-Adviser, acts as a broker for both the Fund and for another party on the other side of the transaction (“agency cross transactions”). The Sub-Adviser shall effect any such agency cross transactions in compliance with Rule 206(3)-2 under the Advisers Act and any other applicable provisions of the federal securities laws and shall provide the Adviser with periodic reports describing such agency cross transactions. By execution of this Agreement, the

Adviser authorizes the Sub-Adviser or its affiliates to engage in agency cross transactions, as described above. The Adviser may revoke its consent at any time by written notice to the Sub-Adviser.

     The Sub-Adviser hereby represents that it has implemented policies and procedures that will prevent the disclosure by it, its employees or its agents of the Trust’s portfolio holdings to any person or entity other than the Adviser, the Trust’s custodian, or other persons expressly designated by the Adviser. Notwithstanding the foregoing, Adviser agrees and understands that certain funds that are sub-advised by the Sub-Adviser (the “Subadvised Funds”) and separate accounts managed by the Sub-Adviser (the “Separate Account Clients”) may have substantially similar investment objectives and strategies as the Trust and therefore potentially substantially similar portfolio holdings as the Trust. The Subadvised Funds may permit disclosure of portfolio holdings pursuant to the funds’ respective portfolio holdings disclosure policies and the Separate Account Clients may have access to their portfolio holdings and may not be subject to portfolio holdings disclosure policies.

     (h) Code of Ethics. The Sub-Adviser hereby represents that it has adopted policies and procedures and a code of ethics that meet the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. Copies of such policies and procedures and code of ethics and any changes or supplements thereto shall be delivered to the Adviser and the Trust, and any material violation of such policies and procedures and code of ethics by personnel of the Sub-Adviser, the sanctions imposed in response thereto, and any issues arising under such policies and procedures and code of ethics shall be reported to the Adviser and the Trust at the times and in the format reasonably requested by the Adviser and the Board of Trustees.

     (i) Books and Records. The Sub-Adviser shall maintain detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act that are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust upon request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act. Such records may be inspected by representatives of the Trust at reasonable times and will be delivered to the Trust in a reasonable time, upon request.

     (j) Information Concerning Sub-Adviser Assets and the Sub-Adviser. From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request. The Sub-Adviser will provide the Adviser with information (including information that is required to be disclosed in the Prospectus) with respect to the portfolio managers responsible for Sub-Adviser Assets, any changes in the portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. The Sub-Adviser will promptly notify the Adviser of any pending investigation, material litigation, administrative proceeding or any other significant regulatory inquiry. Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Sub-Adviser Assets.

     (k) Valuation of Sub-Adviser Assets. As requested by the Adviser or the Trust’s Valuation Committee, the Sub-Adviser hereby agrees to provide additional assistance to the Valuation Committee of the Trust, the Adviser and the Trust’s pricing agents in valuing Sub-Adviser Assets held in the portfolio. Such assistance may include information regarding fair value pricing of portfolio securities, as requested by the Adviser. The Sub-Adviser further agrees that it will appoint a contact person that the Adviser may contact to discuss such valuation issues. The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act of 1933, as amended (the “Securities Act”), and any rule or regulation thereunder.

     (l) Custody Arrangements. The Sub-Adviser shall provide the Adviser, its consultant(s) and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

     (m) Historical Performance Information. To the extent agreed upon by the parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law.

     (n) Regulatory Examinations. The Sub-Adviser will cooperate promptly and fully with the Adviser and/or the Trust in responding to any regulatory or compliance examinations or inspections (including information requests) relating to the Trust, the Fund or the Adviser brought by any governmental or regulatory authorities having appropriate jurisdiction (including, but not limited to, the SEC).

     3. Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

     4. Services to Other Clients. Nothing herein contained shall limit the freedom of the Sub-Adviser or any affiliated person of the Sub-Adviser to render investment Advisory, supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that the Sub-Adviser may give advice and take action for its other clients that may differ from advice given, or the timing or nature of action taken, for a Fund. The Sub-Adviser is not obligated to initiate transactions for a Fund in any security that the Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or other clients.

     5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, other than the costs of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of, for a Fund. The Sub-Adviser, at its sole expense, shall employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

     6. Compensation. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund(s) on Exhibit A. Such fees will be computed daily and payable in arrears no later than the seventh (7th) business day following the end of each month, on behalf of the Fund(s), calculated at an annual rate based on the Sub-Adviser Assets’ average daily net assets.

     If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

     7. Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

      (a) The Sub-Adviser is registered as an investment adviser under the Advisers Act;

     (b) The Sub-Adviser is a corporation, duly organized and validly existing under the laws of Missouri, with the power to own and possess its assets and carry on its business as it is now being conducted;

     (c) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and has been duly authorized and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Sub-Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

     (d) The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV.

     (e) The Sub-Adviser currently carries professional errors and omissions liability covering services provided hereunder by the Sub-Adviser with a combined single limit of not less than $5,000,000 per claim and $10,000,000 in the aggregate annually. The Sub-Adviser will not materially change (other than to increase the level of coverage) or terminate any of such coverages without at least 30 days’ prior written notice to the Adviser. The Sub-Adviser further agrees to notify the Adviser as soon as possible when the Sub-Adviser receives notice of any adverse material change or termination of the specified coverages.

     8. Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

      (a) The Adviser is registered as an investment adviser under the Advisers Act;

     (b) The Adviser is a corporation duly organized and validly existing under the laws of the State of Virginia, with the power to own and possess its assets and carry on its business as it is now being conducted;

     (c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation; (ii) the Adviser’s governing instruments; or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

     (d) The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV prior to the execution of this Agreement;

     (e) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement; and

     (f) The Adviser and the Trust have policies and procedures designed to detect and deter disruptive trading practices, including “market timing,” and the Adviser and the Trust each agree that they will continue to enforce and abide by such policies and procedures, as amended from time to time, and comply with all existing and future laws relating to such matters or to the purchase and sale of interests in the Funds generally.

     9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 7 and 8 of this Agreement, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

       10. Liability and Indemnification.

     (a) Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law that cannot be waived or modified hereby. Under no circumstances shall the Sub-Adviser be liable for any loss arising out of any act or omission taken by another sub-adviser, or any other third party, in respect of any portion of the Trust’s assets not managed by the Sub-Adviser pursuant to this Agreement.

     (b) Indemnification. The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons (the “Sub-Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder; provided, however, that the Sub-Adviser Indemnified Persons shall not be indemnified by the Sub-Adviser for any liability or expenses which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

     The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons (the “Adviser Indemnified Persons”) for any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein or as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; provided, however, that the Adviser Indemnified Persons shall not be indemnified by the Adviser for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

11. Duration and Termination.

     (a) Duration. This Agreement, unless sooner terminated as provided herein, shall for the Fund(s) listed on Exhibit A attached hereto remain in effect from the date of execution (the “Effective Date”), until two years from the Effective Date, and thereafter, for periods of one year, so long as such continuance thereafter is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     (b) Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (i) the vote of a majority of the Trustees of the Trust, the vote of a majority of the outstanding voting securities of the Fund or the Adviser, or (ii) the Sub-Adviser on not less than 90 days written notice to the Adviser and the Trust. This Agreement may also be terminated as to any Fund at any time by any party hereto immediately upon written notice to the other parties in the event of a breach of any provision to this Agreement by any of the parties.

     This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive order issued by the SEC, or No Action Letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement. In the event that there is a proposed change in control of the Sub-Adviser that would act to terminate this Agreement, if a vote of shareholders to approve continuation of this Agreement is at that time deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, the Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies. In the event that such proposed change in control of the Sub-Adviser shall occur following either: (i) receipt by the Adviser and the Trust of an exemptive order issued by the SEC with respect to the appointment of sub-advisers absent shareholder approval, or (ii) the adoption of proposed Rule 15a-5 under the 1940 Act, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of a statement, required by the exemptive order or Rule 15a-5, containing all information that would be included in a proxy statement (an “Information Statement”). In addition, if the Sub-Adviser shall resign, the Sub-Adviser agrees to assume all reasonable costs and expenses (including the costs of mailing) associated with the preparation of an Information Statement.

     This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

     12. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees, and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or No Action position granted by the SEC or its staff, by a vote of the majority of a Fund’s outstanding securities.

     13. Confidentiality. Any information or recommendations supplied by either the Adviser or the Sub-Adviser, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”) and held in the strictest confidence. Except as may be required by applicable law or rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the custodian, and such persons as the Adviser may designate in connection with the Sub-Adviser Assets. Nothing in this Agreement shall be construed to prevent the Sub-Adviser from giving other entities investment advice about, or trading on their behalf, in the securities of a Fund or the Adviser.

     14. Use of Sub-Adviser’s Name. If the Adviser seeks to use the Sub-Adviser’s name in the marketing of the Fund, it shall furnish the Sub-Adviser at its principal office drafts of all materials (including but not limited to prospectuses, proxy statements and reports to shareholders) prepared for distribution to shareholders of the Fund or the public which refer to the Sub-Adviser in any way for approval prior to distribution. All such materials shall be subject to the review and consent (such consent to not be unreasonably withheld) of the Sub-Adviser at least five business days prior to use. If Adviser does not receive a response from the Sub-Adviser with respect to such materials within five business days, such materials shall be deemed accepted by the Sub-Adviser.

     15. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

(a)	If to the Adviser:

AFBA 5Star Investment Management Company
909 N. Washington Street
Alexandria, VA 22314
Attention: President

(b)	If to the Sub-Adviser:

Scout Investment Advisors, Inc.
1010 Grand Boulevard
Kansas City, MO 64106
Attn: Chief Compliance Officer

     16. Governing Law. This Agreement shall be governed by the internal laws of the State of Virginia without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     17. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     19. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC, and the term “Fund” or “Funds” shall refer to those Fund(s) for which the Sub-Adviser provides investment management services and as are listed on Exhibit A to this Agreement.

     20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

AFBA 5STAR INVESTMENT MANAGEMENT COMPANY

By:____________________________ Name: Title SCOUT INVESTMENT ADVISORS, INC.

By:___________________________ Name: Title:

EXHIBIT A

     FEE SCHEDULE
to
SUB-ADVISORY AGREEMENT
between
AFBA 5STAR INVESTMENT MANAGEMENT COMPANY
and
SCOUT INVESTMENT ADVISORS, INC.

[_________], 2009

Fund(s)		Annual Fee
AFBA 5Star Science & Technology Fund		33 basis points

EXHIBIT B– LIST OF PRINCIPAL SHAREHOLDERS OF EACH CLASS OF EACH FUND AS OF THE RECORD DATE

TO BE UPDATED

Fund Name	Class	Name and Address of Owner	Shares	Percentage of
			Owned	Fund
AFBA 5Star Science &	Advisor	Charles Schwab & Co. Inc.*	42,866.964	21.32%
Technology Fund		Special Custody Acct FBO
		Customers
		Attn: Mutual Funds
101 Montgomery Street
		San Francisco, CA 94104

AFBA 5Star Science &	I	Armed Forces Benefit Assoc.	459,447.820	77.72%
Technology Fund		Attn: Debbie French
		909 N. Washington Street
		Alexandria, VA 22314-1555

AFBA 5Star Science &	I	PIMS/Prudential Retirement	39,027.583	6.60%
Technology Fund		As nominee for the TTEE/CUST
		PL 763
		Armed Forces Benefit Assoc.
		PO Box 25587
Alexandria, VA 22313

* Shareholder of record, not beneficial owner.

From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding of a Fund.

 Vote this proxy card TODAY!
                                                                                                                      Y our prompt response will save the expense of additional mailings.

AFBA 5STAR SCIENCE & TECHNOLOGY FUND
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 17, 2009
PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his or her shares and appoints Robert E. Morrison, Jr. and Andrew J. Welle, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the above-referenced fund (the “Fund”) that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 909 N. Washington Street Alexandria, VA 22314 at 10:00 a.m. Eastern time on November 17, 2009, including any postponements or adjournments thereof, upon any matters that may properly be acted upon at the meeting.

PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

Dated __________________________________________________

Signature(s) (Title(s), if applicable):                                        (Sign in the Box)

Note: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

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PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT - DO NOT DETACH

This Proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR the Proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

Please vote by filling in the appropriate box below:

1. To Approve a New Sub-advisory Agreement between AFBA Investment Management Company (the “Adviser”) and Scout Investment Advisors, Inc. (“Scout”) with respect to the AFBA 5Star Science & Technology Fund.

  FOR       AGAINST       ABSTAIN

 ☐   ☐    ☐

                                                                              YES           NO
I PLAN TO ATTEND THE MEETING:           ☐   ☐

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY TODAY.

YOU CAN FIND THE PROXY STATEMENT AND A SAMPLE OF THE PROXY BALLOT ONLINE AT:
www.proxyonline.com/docs/AFBA5STARScienceandTechnology.pdf

TAG ID: 12345678                                                                             SCANNER BAR CODE                                                                         CUSIP: 123456789